Exhibit 10.1

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”) is by and between the undersigned Subscriber identified on the signature page attached hereto (the “Subscriber”) and RMR Industrials, Inc., a Nevada corporation, located at 9301 Wilshire Boulevard, Suite 312 Beverly Hills, CA 90210 (the “Company”).

In connection with a private placement offering (the “Offering”) of up to _________ shares of the Company’s Class B Common Stock, par value $0.001 per share (the “Shares”) and warrants to purchase up to _________ Shares in substantially the form attached hereto as Exhibit B (the “Warrants”), the Company desires to sell, and the Subscriber desires to purchase the number of Shares set forth on the signature page attached hereto.

NOW THEREFORE, in consideration of the foregoing recitals, the mutual promises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Subscription and Purchase.

Section 1.1. Subscription. Subject to the conditions set forth in Section 2 hereof, the Subscriber hereby subscribes for and agrees to purchase that number of Shares indicated on the signature page hereto on the terms and conditions described herein.

Section 1.2. Purchase of Shares. The Subscriber understands and acknowledges that the purchase price to be remitted to the Company in exchange for each Share is $10.00 per Share, for an aggregate purchase price as set forth on the signature page hereof (the “Aggregate Purchase Price”). The Subscriber’s delivery of this Agreement shall be accompanied by the completed Confidential Subscriber Questionnaire attached hereto as Schedule A and by payment for the Shares subscribed for hereunder, payable in United States Dollars, by check or by wire transfer and delivered contemporaneously with delivery of this Agreement. The Subscriber and the Company understand and agree that, subject to Section 2 and applicable laws, by the Subscriber’s execution and delivery this Agreement, and by the Company’s receipt thereof together with the completed Confidential Subscriber Questionnaire and payment for the Shares subscribed for hereunder, the Subscriber and the Company are entering into a binding agreement.

Section 1.3. Delivery of Certificates. The Subscriber hereby authorizes and directs the Company to deliver any certificates or other written instruments representing the Securities to be issued to such Subscriber pursuant to this Agreement to the address indicated on the signature page hereof. Certificates representing the Shares purchased by Subscriber shall be delivered promptly upon the Company’s receipt of this Agreement and the Confidential Subscriber Questionnaire.

Section 1.4. Initial Warrants. For each Share purchased by the Subscriber, the Company agrees to issue a Warrant exercisable to purchase one Share (the “Warrant Stock” and collectively with the Shares and the Warrants, referred to herein as the “Securities”) at an exercise price of $10.00 per share, exercisable over a two (2) year period and in accordance with the terms set forth in the Warrants.

Section 1.5. Subsequent Warrants. In the event the Company’s Common Stock is not quoted on or listed for trading on either The New York Stock Exchange, The Nasdaq Global Market, The NASDAQ Capital Market, The Nasdaq Global Select Market or the NYSE MKT, by November 1, 2016, the Company agrees to issue a subsequent Warrant exercisable to purchase one Share at an exercise price of $10.00 per share, exercisable over a two (2) year period and in accordance with the terms set forth in the Warrants.

Section 2. Representations and Warranties of the Subscriber. The Subscriber hereby represents and warrants to the Company as follows:

Section 2.1. Power and Authority. The Subscriber has full power and authority to enter into this Agreement, the execution and delivery of which has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the Subscriber. The Subscriber is either an individual or an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder.

Section 2.2. Exempt Sale. The Subscriber acknowledges that the sale of the Securities is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(a)(2) of the Securities Act and the provisions of Regulation D promulgated thereunder (“Regulation D”).

Section 2.3. Acquisition for Own Account. The Subscriber is acquiring the Securities solely for the Subscriber’s own beneficial account, for investment purposes, and not with a view towards, or resale in connection with, any distribution of the Securities (this representation and warranty shall in no way limit Subscriber’s right to sell the Securities in compliance with applicable federal and state securities laws).

Section 2.4. Financial Condition. The Subscriber’s financial condition is such that the Subscriber is able to bear the risk of holding the Securities for an indefinite period of time, the Subscriber has adequate means to provide for the Subscriber’s current financial needs and contingencies, the Subscriber has no need for liquidity in this investment and the Subscriber is able to risk the loss of the Subscriber’s entire investment in the Securities. The Subscriber’s overall commitment to investments that are not readily marketable such as an investment in the Securities is not disproportionate to the Subscriber’s net worth and the Subscriber’s investment in the Securities will not cause such overall commitments to become excessive.

Section 2.5. Sophistication. The Subscriber and the Subscriber’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, the “Advisors”) have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of a prospective investment in the Securities. The Subscriber, either alone or together with its Advisors, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the purchase of the Securities, and has so evaluated the merits and risks of such investment. The Subscriber has not authorized any Person to act as its “purchaser representative” (as that term is defined in Regulation D) in connection with purchase of the Securities.

Section 2.6. Review of Information. The Subscriber acknowledges that it has had access to the documents filed by the Company with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and has carefully reviewed the same. The Subscriber has been furnished by the Company during the course of this transaction with all information regarding the Company and the Securities which the Subscriber has requested or desires to know; and the Subscriber and its Advisors, if any, have been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the purchase of the Securities, the business, financial condition, results of operation and prospects of the Company, and any additional information which the Subscriber has requested, and all such questions have been answered to the full satisfaction of the Subscriber and its Advisors, if any.

Section 2.7. Evaluation of Risks. The Subscriber has carefully considered the potential risks relating to the Company and a purchase of the Securities, including but not limited to a thorough review of the “Risk Factors” section of the Company’s public filings with the Securities Exchange Commission, and fully understands that the Securities are a speculative investment that involve a high degree of risk of loss of the Subscriber’s entire investment.

Section 2.8. No Oral Representations. The Subscriber confirms that no oral or written representations or warranties have been made to the Subscriber by the Company or any of its officers, employees, agents, sub-agents, affiliates or advisors, other than any representations of the Company contained herein, and in subscribing for the Securities, the Subscriber is not relying upon any representations other than those contained herein.

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Section 2.9. No Reliance. The Subscriber is not relying on the Company or any of its employees, agents, sub-agents or advisors with respect to the legal, tax, economic and related considerations involved in this investment. The Subscriber has relied on the advice of, or has consulted with, only the Subscriber’s Advisors. Each Advisor, if any, is capable of evaluating the merits and risks of an investment in the Securities.

Section 2.10. Accredited Investor. The Subscriber has accurately completed the Confidential Subscriber Questionnaire attached hereto and is an “accredited investor” as that term is defined in Rule 501 of Regulation D.

Section 2.11. Restrictions on Transfer. The Subscriber will not sell or otherwise transfer any Securities without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that the Subscriber must bear the economic risk of Subscriber’s purchase because, among other reasons, the Securities have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available. In particular, the Subscriber is aware that the Securities are “restricted securities,” as such term is defined in Rule 144 promulgated under the Securities Act (as such rule may be amended or superseded by a similar rule or regulation having substantially the same effect, “Rule 144”), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The Subscriber also understands that the Company is under no obligation to register the Securities on behalf of the Subscriber or to assist the Subscriber in complying with any exemption from registration under the Securities Act or applicable state securities laws. The Subscriber understands that any sales or transfers of the Securities are further restricted by state securities laws and the provisions of this Agreement.

Section 2.12. Restrictive Legends. The Subscriber understands and agrees that the certificates for the Securities shall bear substantially the following legend until (i) such Securities shall have been registered under the Securities Act and effectively disposed of in accordance with a registration statement that has been declared effective or (ii) in the opinion of counsel reasonably acceptable to the Company, such Securities may be sold without registration under the Securities Act, as well as any applicable “blue sky” or state securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) HOLDER CAN ESTABLISH TO THE REASONABLE SATISFACTION OF THE COMPANY (WHICH MAY INCLUDE RECEIPT OF AN OPINION OF COUNSEL FROM THE HOLDER OF SUCH SECURITIES) THAT AN EXEMPTION FROM SUCH REGISTRATION EXISTS AND THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

Section 2.13. Address. The Subscriber hereby represents that the address of the Subscriber furnished at the end of this Agreement is the undersigned’s principal residence, if the Subscriber is an individual, or its principal business address if it is a corporation or other entity.

Section 2.14. Prohibited Party to Transaction. Neither Subscriber nor any Person who owns an interest in Subscriber (a “Purchaser Party”) is now, or shall be at any time prior to or at the date of closing of the sale of the Securities hereunder, a Person with whom a United States citizen, entity organized under the laws of the United States or its territories or entity having its principal place of business within the United States or any of its territories, or a United States Financial Institution as defined in 31 U.S.C. Section 5312, as amended, is prohibited from transacting business of the type contemplated by this Agreement, whether such prohibition arises under United States law, regulation, or executive orders and lists published by the Office of Foreign Assets Control, Department of the Treasury (“OFAC”).

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Section 2.15. Payment of Purchase Price. Subscriber has taken, and shall continue to take until the closing of the sale, such measures as are required by law to assure that the funds used to pay to the purchase price for the Securities are derived: (i) from transactions that do not violate United States law nor, to the extent such funds originate outside the United States, do not violate the laws of the jurisdiction in which they originated; and (ii) from permissible sources under United States law and to the extent such funds originate outside the United States, under the laws of the jurisdiction in which they originated.

Section 2.16. Money Laundering. To the best of Subscriber’s knowledge, neither Subscriber nor any Purchaser Party, nor any Person providing funds to Subscriber: (i) is under investigation by any governmental authority for, or has been charged with, or convicted of, money laundering, drug trafficking, terrorist related activities, any crimes which in the United States would be predicate crimes to money laundering, or any violation of any Anti-Money Laundering Laws (as defined below); (ii) has been assessed civil or criminal penalties under any Anti-Money Laundering Laws; or (iii) has had any of its funds seized or forfeited in any action under any Anti-Money Laundering Laws. For purposes of this Section 2.16, the term “Anti-Money Laundering Laws” shall mean laws, regulations and sanctions, state and federal, criminal and civil, that: (i) limit the use of and/or seek the forfeiture of proceeds from illegal transactions; (ii) limit commercial transactions with designated countries or individuals believed to be terrorists, narcotics dealers or otherwise engaged in activities contrary to the interests of the United States; (iii) require identification and documentation of the parties with whom a Financial Institution conducts business; or (iv) are designed to disrupt the flow of funds to terrorist organizations. Such laws, regulations and sanctions shall be deemed to include the USA PATRIOT Act of 2001, Pub. L. No. 107-56 (the “Patriot Act”), the Bank Secrecy Act, 31 U.S.C. Section 5311 et. seq. (the “Bank Secrecy Act”), the Trading with the Enemy Act, 50 U.S.C. Appendix, the International Emergency Economic Powers Act, 50 U.S.C. Section 1701 et. seq., and the sanction regulations promulgated pursuant thereto by the OFAC, as well as laws relating to prevention and detection of money laundering in 18 U.S.C. Sections 1956 and 1957.

Section 2.18. Short Covering. Subscriber will not use any of the Securities acquired pursuant to this Agreement to cover any short position in the Common Stock of the Company if doing so would be in violation of applicable securities laws.

Survival. The foregoing representations and warranties of the Subscriber shall survive the closing of the purchase and sale of the Securities.

Section 3. Representations and Warranties of the Company. The Company hereby represents and warrants to the Subscriber as follows:

Section 3.1. Organization and Qualification. The Company is an entity duly incorporated, validly existing and in good standing under the laws of the State if Nevada, with the requisite power and authority to own and all requisite licenses, permits and franchises to own, operate, use or lease its properties and assets, to carry on its business as currently conducted and to enter into and perform its obligations under this Agreement.

Section 3.2. Authorization; Enforcement. The Company has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by the Company and is valid, binding and enforceable against the Company in accordance with its terms. Upon the execution and delivery of this Agreement by an authorized representative of the Company, this Agreement will become the valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally.

Section 3.3. Issuance of Securities. The Shares to be issued to the Subscriber pursuant to this Agreement, when issued and delivered in accordance with the terms of this Agreement will be duly authorized and validly issued and will be fully paid and non-assessable, free and clear of all liens, charges, security interests, encumbrances, rights of first refusal, preemptive rights or other restrictions imposed by the Company other than restrictions on transfer described in this Agreement.

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Section 3.4. No Conflicts. The execution and delivery and the performance of this Agreement by the Company does not and will not (i) conflict with the Company’s articles of incorporation or bylaws, as amended to date, (ii) conflict with or result in a breach of any terms or provisions of, or constitute a default under, any material contract, agreement or instrument to which the Company is a party or by which the Company is bound, (iii) result in the creation of any liens upon any of the properties or assets of the Company, or (iv) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii), (iii) or (iv), such as would not reasonably be expected to adversely affect the Company or its operations in a material manner.

Section 3.5. Proceedings. There is not pending, or, to the knowledge of the Company, threatened, any material action, suit, litigation, arbitration or other proceeding that involves the Company, its business or any of its assets, or that challenges, or that may have the effect of preventing, delaying, making illegal or otherwise interfering with, any of the transactions contemplated by this Agreement.

Section 3.6. Licenses; Permits. The Company is not in violation of or in default under any governmental licenses, franchises, permits, approvals or other authorizations necessary for the ownership, lease, operation or use of its assets or for the conduct of its business as now conducted.

Section 3.7. Compliance with Laws. The Company and its business and assets have been and are currently owned, used and operated in substantial compliance in all material respects with all applicable federal, state and local statutes, ordinances, codes, regulations, and other laws.

Section 3.8. Taxes. Each federal, state and local tax required to have been paid, or claimed by any governmental authority to be payable, by the Company relating to its operations, assets, employees and properties has been duly paid in full on a timely basis. Each federal, state and local tax required to have been withheld or collected by the Company with respect to its operations, assets, employees and properties has been duly withheld and collected, and (to the extent required) each such tax has been paid to the appropriate governmental agency or other party, and no such taxes are owing.

Section 3.9. Survival. The foregoing representations and warranties of the Company shall survive the closing of the purchase and sale of the Securities.

Section 4. Indemnification. Each party to this Agreement acknowledges that the such party understands the meaning and legal consequences of the representations and warranties and certifications contained in Section 2 and Section 3 above, as applicable, and that the other party is relying on such representations and warranties in consummating the transactions contemplated by this Agreement. Each party hereby agrees to indemnify and hold harmless the other party and its directors, officers, members, managers, representatives and agents from and against any and all loss, damage and liability due to or arising out of a breach of any representation, warranty or covenant of such party contained in this Agreement.

Section 5. Expenses. Each of the Subscriber and the Company shall be responsible for their respective fees and expenses incurred in connection with the consummation of the transactions contemplated by this Agreement.

Section 6. Miscellaneous.

Section 6.1. Execution; Counterparts, Binding Effect; Assignment; Integration. This Agreement may be executed in one or more counterparts, which together shall constitute one and the same agreement. Facsimile and electronically imaged signatures shall have the same force and effect as originals. This Agreement shall be binding upon and inure to the benefit of the heirs, executors, successors and permitted assigns of the parties. The Company may not assign this Agreement without the written consent of Subscriber (other than by merger). Subscriber may assign any or all of its rights under this Agreement to an assignee or transferee of its Securities, provided such assignee or transferee agrees in writing to be bound to the provisions of this Agreement that apply to “Subscriber” with respect to such Securities. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

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Section 6.2. Modifications. No provision of this Agreement may be amended or waived except in a writing signed by both parties (in the case of an amendment) or signed by the party against whom enforcement of any such waived provision is sought (in the case of a waiver).

Section 6.3. Severability. If any term, provision or covenant of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of this Agreement shall remain in full force and effect and the parties shall use their commercially reasonable best efforts to find and employ an alternative means to achieve substantially the same result as that contemplated by such term, provision or covenant.

Section 6.4. Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without reference to the conflicts of law provisions thereof.

Section 6.5 Attorneys Fees. In the event of any controversy, claim, dispute or suit between the parties affecting or relating to the subject matter or performance of this Agreement or any portion thereof, the prevailing party shall be entitled to recovery from the non-prevailing party of all of its reasonable expenses, including reasonable attorneys’ fees and accountants’ fees and costs.

Section 6.6. WAIVER OF JURY TRIAL: THE PARTIES HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY DISPUTE OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

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SIGNATURE PAGE TO RMR INDUSTRIALS, INC. SUBSCRIPTION AGREEMENT

The undersigned Subscriber hereby certifies that he, she or it has received and relied solely upon this Subscription Agreement, including the exhibits hereto, and (ii) agrees to all the terms and makes all the representations set forth in this Subscription Agreement.

Total Subscription Amount:	$_______________
# of Shares (@$10.00 per Share):	________________

Name of Subscriber (Print)	Name of Joint Subscriber (if any) (Print)

Signature of Subscriber (or authorized representative)	Signature of Joint Subscriber (if any)

Capacity of Signatory (authorized representative for entities)

Social Security or Taxpayer Identification Number	Country of Residence (if a non-U.S. Subscriber)

Subscriber Contact Information:

Street Address	Telephone	Fax

City	State	Zip Code	Email

Name in which Securities should be issued if different than Name of Subscriber above:

Instructions for Delivery of Securities:

☐ Deliver to the address above	☐ Deliver to an alternate address:

The Subscriber certifies under penalty of perjury that (1) the Social Security Number or Taxpayer ID and address provided above is correct, (2) the Subscriber is not subject to backup withholding (unless otherwise noted above) either because he has not been notified that he is subject to backup withholding or because the Internal Revenue Service has notified him that he is no longer subject to backup withholding and (3) the Subscriber (unless a non-U.S. Subscriber) is not a nonresident alien, foreign partnership, foreign trust or foreign estate.

THE SUBSCRIPTION FOR SHARES OF RMR INDUSTRIALS, INC. BY THE ABOVE NAMED SUBSCRIBER(S) IS ACCEPTED THIS ________ DAY OF ______________________, 2016.

RMR INDUSTRIALS, INC.

By:
Name:
Title:

EXHIBIT A - CONFIDENTIAL SUBSCRIBER QUESTIONNAIRE

This Confidential Subscriber Questionnaire is provided to a prospective Subscriber who has expressed interest in purchasing securities of RMR Industrials, Inc. (the “Company”). The purpose of this Questionnaire is to determine whether Subscribers are accredited investors and can invest in the Company’s securities. This material does not constitute an offer to sell nor is it a solicitation of an offer to buy securities, which offer may be made only pursuant to the terms and conditions of the Subscription Agreement to which this Questionnaire is an exhibit.

Answers to this Questionnaire will be kept confidential, provided they may be disclosed to (i) such parties as required to provide assurance that the sale of Securities will not result or has not resulted in violations of securities laws which are being relied upon by the Company in connection with the offer and sale thereof, and (ii) governmental authorities as may be required by law pursuant to subpoena, investigation or enforcement action from or by such authority.

If securities are to be purchased by more than one individual or entity, a separate Questionnaire should be completed for each.

Name of Subscriber:

The undersigned qualifies as an “accredited investor” pursuant to the following definition (please check one or more of the following which apply to Subscriber; if none apply, do not check any items):

☐	The undersigned is an individual who is a director or executive officer of the Company. An “executive officer” is the president, a vice president in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy making function or any other person who performs similar policy making functions for the Company.

☐	The undersigned is an individual that (1) had individual income of more than $200,000 in each of the two most recent fiscal years and reasonably expects to have individual income in excess of $200,000 in the current year, or (2) had joint income together with the undersigned’s spouse in excess of $300,000 in each of the two most recent fiscal years and reasonably expects to have joint income in excess of $300,000 in the current year. “Income” means adjusted gross income, as reported for federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any tax-exempt interest income under Section 103 of the Internal Revenue Code of 1986, as amended (the “Code”), received; (ii) the amount of losses claimed as a limited partner in a limited partnership as reported on Schedule E of Form 1040; (iii) any deduction claimed for depletion under Section 611 et seq. of the Code; (iv) amounts contributed to an Individual Retirement Account (as defined in the Code) or Keogh retirement plan; (v) alimony paid;(vi) any elective contributions to a cash or deferred arrangement under Section 401(k) of the Code; and (vii) for applicable taxable years, any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Code.

☐	The undersigned is an individual with individual net worth, or combined net worth together with the undersigned’s spouse, in excess of $1,000,000. “Net worth” means the excess of an investor’s total assets at fair market value, including cash, stock, securities, personal property and real estate (other than an investor’s primary residence), over total liabilities (other than a mortgage or other debt secured by an investor’s primary residence, unless such mortgage or other debt exceeds the fair market value of the residence, in which case such excess should also be deducted from an investor’s net worth). In addition, any mortgage or indebtedness secured by an investor’s primary residence that is incurred within sixty (60) days before the time of the investor’s purchase of securities must also be deducted from an investor’s net worth unless it was the result of the acquisition of the primary residence.

☐	The undersigned is a Trust with total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring securities of the Company, and the purchase of the securities is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the risks and merits of the prospective investment in such securities.

☐	The undersigned is a corporation, partnership, limited liability company or limited liability partnership that has total assets in excess of $5,000,000 and was not formed for the specific purpose of acquiring securities of the Company.

☐	The undersigned is an entity in which all of its equity owners are “accredited investors”. If this box is checked each equity owner must complete and submit a Confidential Subscriber Questionnaire.

The Subscriber by signing below represents that the information provided in this Questionnaire is true and complete in all material respects.

Name of Subscriber (Print)

Signature of Subscriber (or authorized representative)

Capacity of Signatory (authorized representative for entities)

Date

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EXHIBIT B – WARRANT TO PURCHASE CLASS B COMMON STOCK

THE SECURITIES EVIDENCED BY THIS WARRANT CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD, TRANSFERRED, OR ASSIGNED, UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT COVERING SUCH SECURITIES, OR THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT OR PURSUANT TO AN EXEMPTION UNDER THE SECURITIES ACT.

Warrant Stock: ___________	Date: ____________ (the “Date”)

WARRANT

TO PURCHASE CLASS B COMMON STOCK

OF

RMR INDUSTRIALS, INC.

THIS WARRANT is being issued in connection with a private placement offering of up to 80,000 shares of RMR Industrials, Inc., a Nevada corporation (the “Company”) Class B Common Stock, par value $0.001 per share and the corresponding subscription agreement between the Company and _______ (the “Holder”).

1.      Issuance of Warrant. FOR VALUE RECEIVED, on and after the date of issuance of this Warrant, and subject to the terms and conditions herein set forth, the Holder is entitled to purchase from RMR Industrials, Inc., a Nevada corporation (the “Company”), at any time during the Exercise Period (as defined below), at a price per share equal to the Warrant Price (as defined below and subject to adjustment as described below), the Warrant Stock (as defined below and subject to adjustment as described below) upon exercise of this warrant (this “Warrant”) pursuant to Section 6 hereof. This Warrant is being issued pursuant to the terms of the Subscription Agreement, dated as of even date herewith by and between the Company and the Holder (the “Agreement”). Capitalized terms not otherwise defined herein shall have the meanings given to them in the Agreement.

2.      Definitions. As used in this Warrant, the following terms have the definitions ascribed to them below:

(a)    “Common Stock” means the Class B Common Stock, $0.001 par value, of the Company.

(b)   “Exercise Period” means the period commencing on the Date and ending at 5:00 p.m. Pacific Standard Time on the Termination Date (as defined below); provided, however, the Exercise Period shall end and this Warrant shall no longer be exercisable and shall become null and void (except the right to receive the securities and property to which the Holder is entitled by virtue of exercising or converting this Warrant in connection with any Termination Event) upon consummation of any of the following (each, a “Termination Event”): (i) the lease of all or substantially all of the assets of the Company or the exclusive license of all or substantially all of the Company’s intellectual property to a third party, (ii) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including without limitation, any reorganization, merger or consolidation, but excluding any merger or conversion effected exclusively for the purpose of changing the domicile of the Company), (iii) the sale, conveyance or disposal of all or substantially all of the assets of the Company, unless the Company’s shareholders of record as constituted immediately prior to such acquisition or sale will, immediately after such acquisition or sale (by virtue of securities issued as consideration for the Company’s acquisition or sale or otherwise) hold at least fifty percent (50%) of the voting power of the surviving or acquiring entity, or (iv) upon redemption by the Company under Section 7 of this Warrant. Notwithstanding anything to the contrary herein, this Warrant shall continue in full force and effect until the Termination Date unless (y) no less than thirty (30) days prior to any Termination Event, the Company shall have given the Holder notice of such Termination Event, which notice shall include a reasonably detailed description of the terms of such Termination Event, and (z) the Company shall have given the Holder a reasonable opportunity to exercise or convert this Warrant.

(c)    “Termination Date” means two (2) years from the Date.

(d)   “Warrant Price” means a price per Warrant Stock equal to $10.00, subject to adjustment hereunder.

(e)    “Warrant Stock” means the shares of Common Stock purchasable upon exercise of this Warrant.

3.      Adjustments and Notices. The Warrant Price and the number of shares of Warrant Stock shall be subject to adjustment from time to time in accordance with this Section 3.

(a)    Adjustments to Warrant Stock. When any adjustment is required to be made to the Warrant Price, the number of shares of Warrant Stock purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Warrant Price in effect immediately prior to such adjustment, by (ii) the Warrant Price in effect immediately after such adjustment.

(b)   Reclassification, Exchange, Substitution, In-Kind Distribution. Upon any reclassifications, exchange, substitution or other event that results in a change of the number and/or class of the securities issuable upon exercise of this Warrant or upon the payment of a dividend in securities or property other than shares of Common Stock, the Holder shall be entitled to receive, upon exercise of this Warrant, the number and kind of securities and property that Holder would have received if this Warrant had been exercised or converted immediately before the record date for such reclassification, exchange, substitution, or other event or immediately prior to the record date for such dividend. The Company or its successor shall promptly issue to Holder a new warrant for such new securities or other property. The new warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The provisions of this Section 3(b) shall similarly apply to successive reclassifications, exchanges, substitutions, or other events and successive dividends.

(c)    Certificate of Adjustment. In each case of an adjustment or readjustment of the Warrant Price, the Company, at its own expense, shall compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate executed by the Company’s Chief Financial Officer showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to the Holder.

(d)   No Impairment. The Company shall not, by amendment of its Articles of Incorporation or through a reorganization, transfer of assets, consolidation, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out all of the provisions of this Section 3 and in taking all such action as may be necessary or appropriate to protect the Holder’s rights under this Section 3 against impairment.

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(e)    Fractional Shares. No fractional shares shall be issuable upon exercise or conversion of the Warrant and the number of shares to be issued shall be rounded to the nearest whole share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying the Holder an amount computed by multiplying the fractional interest by the fair market value of a full share.

4.      Reservation of Stock. On and after the Date, the Company shall reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Warrant Stock upon the exercise or conversion of this Warrant. Issuance of this Warrant shall constitute full authority to the Company’s officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Warrant Stock issuable upon the exercise or conversion of this Warrant.

5.      Exercise of Warrant.

(a)    This Warrant may be exercised as a whole or part by the Holder, at any time after the date hereof prior to the termination of this Warrant, by the surrender of this Warrant, together with the Notice of Exercise and Investment Representation Statement in the forms attached hereto as Attachments 1 and 2, respectively, duly completed and delivered to the principal office of the Company, specifying the portion of the Warrant to be exercised and accompanied by payment in full of the Warrant Price in cash or by check with respect to the shares of Warrant Stock being purchased. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Stock issuable upon such exercise. If this Warrant shall be exercised for less than the total number of shares of Warrant Stock then issuable upon exercise, promptly after surrender of this Warrant upon such exercise, the Company will execute and deliver a new warrant, dated the date hereof, evidencing the right of the Holder to the balance of this Warrant Stock purchasable hereunder upon the same terms and conditions set forth herein.

(b)   Notwithstanding anything to the contrary contained in this Warrant, this Warrant shall not be exercisable by the Holder hereof to the extent (but only to the extent) necessary to ensure that, following such exercise, the total number of shares of Common Stock then beneficially owned by Holder and its affiliates and any other persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act, does not exceed 4.999% of the total number of issued and outstanding shares of Company Common Stock. For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations thereunder. Notwithstanding the foregoing, Holder may waive such limitation on exercise contained in this Section 5(b) or increase or decrease such limitation percentage to any other percentage as specified in a written notice to the Company no less than sixty (60) days from the effective date of such increase or decrease.

(c)    If at any time after the six (6) month anniversary of the Date, there is no effective Registration Statement registering, or no current prospectus available for, the resale of the Warrant Stock by the Holder, then this Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Stock equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

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(A) = the volume weighted average price (“VWAP”) on the business day immediately preceding the date on which Holder elects to exercise this Warrant by means of a “cashless exercise,” as set forth in the applicable Notice of Exercise;

(B) = the Warrant Price of this Warrant, as adjusted hereunder; and

(X) = the number of Warrant Stock that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

Notwithstanding anything herein to the contrary, on the Termination Date, this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 5(c).

6.      Transfer of Warrant. Notwithstanding anything to the contrary herein, subject to applicable securities laws, this Warrant may be transferred or assigned in whole or in part by the Holder, and the Company shall permit such transfer or assignment to an affiliate of the Holder.

7.      Redemption

(a)    Warrants may be redeemed, at the option of the Company, upon the notice referred to in Section 7(b) at the prevailing market price or $17.00, whichever is greater, per Warrant (the “Redemption Price”), provided, that the Common Stock is quoted on or listed for trading on either The New York Stock Exchange, The Nasdaq Global Market, The NASDAQ Capital Market, The Nasdaq Global Select Market or the NYSE MKT.

(b)   In the event the Company shall elect to redeem the Warrant, the Company shall fix a date for the redemption. Notice of redemption shall be mailed by first class mail, postage prepaid, by the Company not less than thirty (30) days prior to the date fixed for redemption to the Holder at their last addresses as they shall appear on the registration books. Any notice mailed in the manner herein provided shall be conclusively presumed to have been duly given on the date sent whether or not the Holder received such notice.

(c)    The Warrant may be exercised for cash in accordance with Section 5 of this Warrant at any time after notice of redemption shall have been given by the Company and prior to the time and date fixed for redemption. On and after the redemption date, the record holder of the Warrant shall have no further rights except to receive the Redemption Price upon surrender of the Warrant.

(d)   The Company understands that the redemption rights provided for by this Section 7 apply only to outstanding Warrants. To the extent a person holds rights to purchase Warrant, such purchase rights shall not be extinguished by redemption. However, once such purchase rights are exercised, the Company may redeem the Warrant issued upon such exercise provided that the criteria for redemption is met, including the opportunity of the holders to exercise prior to redemption pursuant to Section 7.

8.      Termination. This Warrant shall terminate at 5:00 p.m. Pacific Standard Time on the Termination Date, subject to earlier termination as set forth in Section 2(c) hereof.

9.      Miscellaneous. This Warrant shall be governed by the laws of the State of Nevada, as such laws are applied to contracts to be entered into and performed entirely in Nevada. In the event of any dispute among the Holder and the Company arising out of the terms of this Warrant, the parties hereby consent to the exclusive jurisdiction of the federal and state courts located in the State of Nevada for resolution of such dispute, and agree not to contest such exclusive jurisdiction or seek to transfer any action relating to such dispute to any other jurisdiction. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed or waived orally, but only by an instrument in writing signed by the Company and the Holder of this Warrant.

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RMR Industrials, Inc.

By:
Name: Gregory M. Dangler
Title: President

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ATTACHMENT 1

NOTICE OF EXERCISE

To:	RMR INDUSTRIALS, Inc.

(1)   The undersigned hereby elects to purchase ________ Warrant Stock of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2)   Payment shall take the form of (check applicable box):

[ ] in lawful money of the United States; or

[ ] [if permitted the cancellation of such number of Warrant Stock as is necessary, in accordance with the formula set forth in Section 5(c), to exercise this Warrant with respect to the maximum number of Warrant Stock purchasable pursuant to the cashless exercise procedure set forth in Section 5(c).

(3)   Please issue said Warrant Stock in the name of the undersigned or in such other name as is specified below:

_______________________________

The Warrant Stock shall be delivered to the following DWAC Account Number:

_______________________________

_______________________________

_______________________________

[SIGNATURE OF HOLDER]

Name of Investing Entity:

Signature of Authorized Signatory of Investing Entity:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:

ATTACHMENT 2

INVESTMENT REPRESENTATION STATEMENT

Shares of Common Stock of RMR Industrials, Inc., a Nevada corporation (the “Company”)

In connection with the purchase of the above-listed securities, the undersigned hereby represents to the Company as follows:

(a)                The securities to be received upon the exercise of the Warrant (the “Securities”) will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution, within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) of any part thereof, and the undersigned has no present intention of selling, granting participation in or otherwise distributing the same, other than to its affiliates, but subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control. By executing this statement, the undersigned further represents that it does not, other than in connection with transfers to its affiliates, have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participations to such person or to any third person, with respect to any Securities issuable upon exercise of the Warrant.

(b)               The undersigned understands that the Securities issuable upon exercise of the Warrant at the time of issuance may not be registered under the Securities Act and applicable state securities laws, on the ground that the issuance of such securities is exempt pursuant to Section 4(2) of the Securities Act and state law exemptions relating to offers and sales not by means of a public offering, and that the Company’s reliance on such exemptions is predicated on the undersigned’s representations set forth herein.

(c)                The undersigned agrees that in no event will it make a disposition of any Securities acquired upon the exercise of the Warrant unless and until the undersigned provides, at the Company’s request, an opinion of counsel reasonably satisfactory to the Company that such transfer does not require registration under the Securities Act and the securities laws applicable with respect to any other applicable jurisdiction. Notwithstanding the foregoing, no opinion of counsel shall be necessary and such transfer or assignment by the undersigned shall be permitted (a) if such transfer or assignment is to an affiliate of the undersigned or (b) if the Company becomes the subject of foreign ownership, control or influence and such transfer or assignment is to a charitable organization.

(d)               The undersigned acknowledges that an investment in the Company is highly speculative and represents that it is able to fend for itself in the transactions contemplated by this statement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investments, and has the ability to bear the economic risks (including the risk of a total loss) of its investment. The undersigned represents that it has had the opportunity to ask questions of the Company concerning the Company’s business and assets and to obtain any additional information which it considered necessary to verify the accuracy of or to amplify the Company’s disclosures, and has had all questions which have been asked by it satisfactorily answered by the Company

(e)                The undersigned acknowledges that the Securities issuable upon exercise or conversion of the Warrant must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The undersigned is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than six months after a party has purchased and paid for the security to be sold from the Company or any affiliate of the Company, the sale being through a “broker’s transaction” or in transactions directly with a “market maker” (as provided by Rule 144(f)) and the number of shares being sold during any three month period not exceeding specified limitations.

Dated:________________________

(Typed or Printed Name)

(Signature)

(Title)

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